                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY
                                       FOR
                                 ALKERMES, INC.

                                  OFFER FOR ALL
            OUTSTANDING 3.75% CONVERTIBLE SUBORDINATED NOTES DUE 2007

                                 IN EXCHANGE FOR


       6.52% CONVERTIBLE SENIOR SUBORDINATED NOTES DUE DECEMBER 31, 2009


                         WHICH WILL BE REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                                PRIOR TO CLOSING


      YOU MUST USE THIS FORM OR ONE SUBSTANTIALLY EQUIVALENT TO THIS FORM TO ACCEPT THE EXCHANGE OFFER OF ALKERMES, INC. (THE "COMPANY") MADE PURSUANT TO THE PRELIMINARY PROSPECTUS, DATED NOVEMBER 26, 2002 (THE "PROSPECTUS"), IF THE PROCEDURE FOR BOOK-ENTRY TRANSFER CANNOT BE COMPLETED ON A TIMELY BASIS OR TIME WILL NOT PERMIT ALL REQUIRED DOCUMENTS TO REACH STATE STREET BANK AND TRUST COMPANY, AS EXCHANGE AGENT (THE "EXCHANGE AGENT") PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE OF THE EXCHANGE OFFER. SUCH FORM MAY BE DELIVERED OR TRANSMITTED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT AS SET FORTH BELOW. IN ADDITION, IN ORDER TO UTILIZE THE GUARANTEED DELIVERY PROCEDURE TO TENDER OUTSTANDING 3.75% CONVERTIBLE SUBORDINATED NOTES DUE 2007 (THE "EXISTING NOTES"), PURSUANT TO THE EXCHANGE OFFER, A LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) OR AN ELECTRONIC CONFIRMATION PURSUANT TO THE DEPOSITORY TRUST COMPANY'S ATOP SYSTEM, WITH ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS MUST ALSO BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. CAPITALIZED TERMS NOT DEFINED HEREIN ARE DEFINED IN THE PROSPECTUS.


                                  Delivery To:

                       State Street Bank and Trust Company
                                 EXCHANGE AGENT

                For 3.75% Convertible Subordinated Notes due 2007

                        By Registered U.S. Mail, Hand or
                               Overnight Courier:

                       State Street Bank and Trust Company
                           Corporate Trust, 5th Floor
                              2 Avenue de Lafayette
                                 Boston, MA 0211

                           Attention: Mr. Ralph Jones

                           By Facsimile Transmission:
                                 (617) 662-1452

                              Confirm by Telephone:
                                 (617) 662-1548

            For Information with respect to the Exchange Offer call:
                   Georgeson Shareholder Communications, Inc.
                                 (866) 318-0506

      DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:


      Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer - Guaranteed Delivery Procedures" section of the Prospectus.


      The undersigned understands that tenders of Existing Notes will be accepted only in authorized denominations. The undersigned understands that tenders of Existing Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the Expiration Date. Tenders of Existing Notes may be withdrawn as provided in the Prospectus.

Total Principal Amount of Existing Notes Tendered:*      For book-entry to The Depositary
                                                         Trust Company, please provide
                                                         account number:

                                                         Account
$__________                                              Number ___________________

*Must be in denominations of principal amount of $1,000 or any integral multiple thereof. Include total principal amount of Existing Notes tendered in a Letter of Transmittal.

      All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

X __________________________________________________    ________________________

X __________________________________________________    ________________________
  SIGNATURE(S) OF OWNER(S) OR AUTHORIZED SIGNATORY                DATE

  AREA CODE AND TELEPHONE NUMBER:_________________

      MUST BE SIGNED BY THE HOLDER(S) OF EXISTING NOTES AS THEIR NAME(S) APPEAR(S) ON A SECURITY POSITION LISTING, OR BY PERSON(S) AUTHORIZED TO BECOME REGISTERED HOLDER(S) BY ENDORSEMENT AND DOCUMENTS TRANSMITTED WITH THIS NOTICE OF GUARANTEED DELIVERY. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, SUCH PERSON MUST SET FORTH HIS OR HER FULL TITLE BELOW:

                          PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):                  ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________
Capacity                  ______________________________________________________
Address(es):              ______________________________________________________
                          ______________________________________________________
                          ______________________________________________________